                                                                   Exhibit 3.130

                             File Number 5319-333-1

                                STATE OF ILLINOIS

                        OFFICE OF THE SECRETARY OF STATE

                               [GRAPHIC OMITTED]

      To all to whom these Presents Shall Come, Greeting:

Whereas, ARTICLES OF INCORPORATION, of MERIDIAN EDUCATION CORPORATION incorporated under the laws of the State of ILLINOIS have been filed in the Office of the Secretary of State, as provided by The "Business Corporation Act" of Illinois, in force July 13, A.D. 1933.

Now Therefore, I, Jim Edgar, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

      In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 1st day of September A.D. 1983 and of the Independence of the United States the two hundred and 8th.

[SEAL OF THE STATE OF ILLINOIS]                        /s/ Jim Edgar

                                                      SECRETARY OF STATE

FORM BCA-47                 ARTICLES OF INCORPORATION              [ILLEGIBLE]

Filing Requirements - Present 2 originally signed   ----------------------------
and fully executed copies in exact duplicate        (Do not write in this space)

For Inserts - Use White Paper - Size 8 1/2 x 11     Date Paid             9-1-83
                                                    Initial License Fee  $   .50
                                                    Franchise Tax        $ 25.00
                                                    Filing Fee           $ 75.00
                                                                         -------
                                                    Clerk [Illegible]     100.50
                                                    ----------------------------

TO: JIM EDGAR, Secretary of State

I/We, the incorporator(s), being one or more natural persons of the age of twenty-one years or more or a corporation for the purpose of forming a corporation under "The Business Corporation Act" of thc State of Illinois, do hereby adopt the following Articles of Incorporation:

ARTICLE ONE   The name of the corporation is: MERIDIAN EDUCATION CORPORATION

ARTICLE TWO   The name and address of the initial registered agent and
              registered office are:

              Registered Agent      Thomas            E.               Eggers
                                ------------------------------------------------
                                  First Name      Middle Name        Last Name

              Registered Office      608            East               Locust
                                ------------------------------------------------
                                    Number         Street (Do not use P.O. Box)

                                  Bloomington       61701             McLean
                                ------------------------------------------------
                                     City         Zip Code            County

ARTICLE THREE The duration of the corporation is |X| perpetual OR ______________
              years.

ARTICLE FOUR  The purposes for which the corporation is organized are:

      To produce and distribute educational filmstrips, slides, video tapes and other educational materials.

ARTICLE FIVE  Paragraph 1: The class, number of shares, the par value, if any, of each class which thc corporation is authorized to issue, the number the corporation proposes to issue without further report to the Secretary of State, and the consideration (expressed in dollars) to be received by the corporation therefor, are:

                 *Par Value    Number of shares     Number of shares       Total consideration
Class    Series   per share       authorized          to be issued       to be received therefor
------------------------------------------------------------------------------------------------
Common    None     $  NPV            1,000                100                  $1,000.00
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
================================================================================================
               * (Use NPV If no Par Value)                               Total $1,000.00
                                                                                ----------------

              Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are: None

ARTICLE SIX   The corporation will not commence business until at lease one thousand dollars has been received as consideration for the issuance of shares.

ARTICLE SEVEN The number of directors to be elected at the first meeting of the shareholders is 2

ARTICLE EIGHT (Complete EITHER A or B)

     |X| A: All the property of the corporation is to be located in this State and all of its business is to be transacted at or from places of business in this State, or the incorporator(s) elect to pay the initial franchise tax on the basis of the entire consideration to be received for the issuance of shares.

     |_| B. Paragraph 1: It is estimated that the value of all property to be owned by the corporation for the following year wherever
              located will be                                      $____________

                 Paragraph 2:It is estimated that the value of the property to be located within the State of Illinois during the following year
              will be:                                             $____________

                 Paragraph 3:It is estimated that the gross amount of business which will be transacted by the corporation during the following
              year will be                                         $____________

                 Paragraph 4: It is estimated that the gross amount of business which will be transacted at or from places of business in the State of Illinois during the following year will be: $____________

I the incorporator declare that I have examined the foregoing Articles of Incorporation and that the statements contained therein are, to the best of my knowledge and belief, true, correct and complete.

Executed this 1st day of September, 1983.

(Signatures must be in ink. Carbon Copy, xerox or rubber stamp signatures are not acceptable.)

NOTE: If a corporation acts as incorporator the name of the corporation and the state of incorporation shall be shown and the execution must be by its President or Vice-President and verified by him, and the corporate seal shall be affixed and attested by its Secretary or an Assistant Secretary.


     Signature and Names             Post Office Address

1.  /s/ Thomas E. Eggers          1.    1313 Schroeder
    --------------------             ----------------------------
         Signature                         Street

      Thomas E. Eggers                  Normal, IL 61701
    --------------------             ----------------------------
    Name (Please print)              City/Town     State      Zip

2.                                2.
    --------------------             ----------------------------
         Signature                         Street

    --------------------             ----------------------------
    Name (Please print)              City/Town     State      Zip

3.                                3.
    --------------------             ----------------------------
         Signature                         Street

    --------------------             ----------------------------
    Name (Please print)              City/Town     State      Zip


83   11093        INDEXED        Doc. No._________ filed for Record in
                                 Recorder's office of McLean County, IL
                                 SEP 1~ 1983 at 9:10 o'clock A.M. MAE DEANE
                                 Recorder of Deeds

                                  FORM BCA-47

================================================================================
                                                                     MICROFILMED

                           ARTICLES OF INCORPORATION

                                   under the

                            BUSINESS CORPORATION ACT

--------

For determination of proper fees please
consult The Business Corporation Act.

                                     FILED

                                  SEP -1 1983

                                   JIM EDGAR
                               Secretary of State

                                   RETURN TO:

                             Corporation Department
                               Secretary of State
                          Springfield, Illinois 62756
                            Telephone (217) 782-6961

C-162.5

                                /s/ [Illegible]